UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China	116000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (8604) 1182209211

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2022, the board of directors (the “Board”) of BIMI International Medical Inc. (the “Company”) elected Mr. FNU OUDOM as a director of the Company effective immediately to fill a vacancy that recently occurred as the result of the resignation of a director.

Mr. Fnu Oudom, born on August 26, 1955, has worked at FCCC Inc., a US company focused on strategic investments and acquisitions in a variety of industries, since April 2021. He was Chairman of the Board of the Time Chain Group, a pharmaceutical and nutritional product research & development and distribution company, from March 2015 to March 2021. From May 2018 to December 2020, he was the Representative of Vanuatu to the United Nations Economic and Social Council for Asia and the Pacific, dedicated to promoting higher standards of living, economic and social progress for the island country. From April 2014 to April 2016, he was the Representative of Tuvalu to the United Nations Economic and Social Council for Asia and the Pacific, focused on the promotion of the island country’s social economic development and facilitation of the island country’s cultural and educational exchange with other member countries. From Sept 1998 to March 2014, he was the President of Suranaree Industrial Zone., LTD in Thailand, leading the establishment and development of the industrial zone.

Mr. Oudom studied as a postgraduate at the Institute of Political Science and Law at the French Academy of Social Sciences in Paris from Sept 1989 to May 1995 and served as a visiting professor at Taiwan Mingdao University in 2014. He received his bachelor’s degree in Philosophy from Sichuan University in China.

Item 8.01 Other Events.

On May 9, 2022, the Board appointed the following independent directors to serve as members of the audit, nominating and compensation committees.

Committee	Chair	Members
Audit Committee	Mia Kuang Ching	Jianxin (Jason) Wang & Ju Li
Nominating Committee	Ju Li	Mia Kuang Ching & Jianxin (Jason) Wang
Compensation Committee	Jianxin (Jason) Wang	Ju Li & Mia Kuang Ching

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2022	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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